UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2026

CANTOR EQUITY PARTNERS I, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42464	98-1576503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 8, 2026, Cantor Equity Partners I, Inc., a Cayman Islands exempted company (“CEPO”), issued a press release (the “Press Release”) providing an update with respect to the proposed business combination (the “Business Combination”) among CEPO, BSTR Holdings, Inc., a Delaware corporation (“BSTR”), BSTR Newco, LLC, a Delaware limited liability company (“Newco”), and the other parties thereto.

CEPO and BSTR are discussing a potential revised structure and amended terms for the previously announced Business Combination and will not complete the Business Combination on the terms initially set forth in the business combination agreement, dated July 16, 2025, by and among CEPO, BSTR, BSTR Newco, LLC (“Newco”) and the other parties thereto (as amended, the “Business Combination Agreement” and such business combination, the “Business Combination”).

In connection with the foregoing, the pending private placements in connection with the Business Combination pursuant to the existing subscription agreements among CEPO, BSTR, Newco and the investors party thereto, as applicable (the “Private Placement Investments”), will not be required to be consummated.

The extraordinary general meeting of shareholders of CEPO to approve the Business Combination, which had been postponed to July 10, 2026 at 10:00 a.m., Eastern time, is now indefinitely postponed. Any CEPO public shares that have been submitted for redemption will be returned to shareholders and will not be redeemed.

Any revised structure or amended terms of the Business Combination, if agreed among the parties thereto, are expected to be reflected in additional filings (“Additional Filings”) with the U.S. Securities and Exchange Commission (the “SEC”), as required by applicable securities laws and regulations, in order to amend or supplement the Registration Statement on Form S-4 declared effective by the SEC on June 5, 2026 (the “Registration Statement”) and the definitive proxy statement/prospectus filed with the SEC on June 5, 2026 (the “Proxy Statement/Prospectus”), in each case, in connection with the Business Combination.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties, the transactions contemplated by the Business Combination Agreement with respect to the Business Combination and the Private Placement Investments, as well as a potential revised structure and/or amended terms of the Business Combination Agreement and the Business Combination (collectively, the “Proposed Transactions”), including, expectations, hopes, beliefs, intentions, plans, prospects, strategies and other statements relating to CEPO, BSTR, Newco and the Proposed Transactions, and any expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including, but not limited to: the risk that the failure of the Proposed Transactions to be completed may adversely affect the price of CEPO’s securities; the risk that a revised structure and/or amended terms of the Business Combination and the Business Combination Agreement (the “Proposed Amended Transaction”) will not be agreed among the parties or entered into at all, may not close even if agreed and entered into or that such Proposed Amended Transaction may not be completed by CEPO’s business combination deadline; failure to realize the anticipated benefits of any proposed transaction; the level of redemptions of CEPO’s public shareholders in any future transaction which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of CEPO or the Class A stock of BSTR (“BSTR Class A Stock”); the failure of BSTR to obtain or maintain the listing of its securities any stock exchange on which BSTR Class A Stock will be listed after the closing of any proposed transaction; costs related to the Proposed Transactions, any proposed transaction and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to BSTR’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin; the risk that BSTR’s stock price may be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease at any time after the closing of any proposed transaction; risks related to increased competition in the industries in which BSTR will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of any proposed transaction, BSTR experiences difficulties managing its growth and expanding operations; challenges in implementing BSTR’s business plan, including Bitcoin accumulation at scale, active Bitcoin treasury management, including alpha strategies and yield strategies and development of and services related to Bitcoin-focused financial and technology infrastructure, due to operational challenges, significant competition, regulation and other factors; the outcome of any potential legal proceedings that may be instituted against CEPO, BSTR, Newco or others following announcement of any proposed transaction; and those risk factors discussed in documents of CEPO, BSTR or Newco filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of any Additional Filings as and when filed, the Proxy Statement (as defined below), the final prospectus of CEPO dated as of January 6, 2025 and filed by CEPO with the SEC on January 7, 2025, CEPO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q on file, and to be filed, with the SEC and the Registration Statement, and other documents filed by CEPO, BSTR and Newco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CEPO, BSTR and Newco presently know or that none of CEPO, BSTR and Newco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of CEPO, BSTR and Newco assume any obligation or intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CEPO, BSTR and Newco give any assurance that any of CEPO, BSTR or Newco will achieve its expectations. The inclusion of any statement in this Current Report does not constitute an admission by CEPO, BSTR, Newco or any other person that the events or circumstances described in such statement are material.

Additional Information

BSTR and Newco have filed the Registration Statement with the SEC, which includes the Proxy Statement/Prospectus. The definitive proxy statement of CEPO which was filed by CEPO with the SEC on June 5, 2026 (the “Proxy Statement”) and other relevant documents have been mailed to shareholders of CEPO as of the record date of June 5, 2026 that was established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. If the parties enter into a Proposed Amended Transaction, the parties intend to make Additional Filings with the SEC. This Current Report does not contain all of the information that should be considered concerning any proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of any proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CEPO AND OTHER INTERESTED PARTIES ARE URGED TO READ, ANY ADDITIONAL FILINGS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CEPO’S SOLICITATION OF PROXIES FOR ANY EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE ANY PROPOSED TRANSACTION AND OTHER MATTERS AS DESCRIBED IN ANY ADDITIONAL FILINGS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CEPO, NEWCO, BSTR AND ANY PROPOSED TRANSACTION. Investors and security holders will also be able to obtain copies of the Additional Filings and all other documents filed or that will be filed with the SEC by CEPO, BSTR and Newco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners I, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to BSTR Holdings, Inc., via email at bstr@blockstreamcapitalpartners.com, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED ANY PROPOSED TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF ANY PROPOSED TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

CEPO, BSTR, Newco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from CEPO’s shareholders in connection with any proposed transaction. A list of the names of such directors and executive officers, and information regarding their interests in any proposed transaction and their ownership of CEPO’s securities are contained in CEPO’s filings with the SEC, including the Proxy Statement, CEPO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CEPO’s shareholders in connection with any proposed transaction, including the names and interests of Newco’s and BSTR’s directors and executive officers, will be set forth in the Additional Filings.

No Offer or Solicitation

This Current Report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated July 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 8, 2026

CANTOR EQUITY PARTNERS I, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer